UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 1, 2007
Date of report (Date of earliest event reported)

PQ CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	333-125750	23-0972750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Swedesford Road
Berwyn, Pennsylvania 19312
(Address of Principal Executive Offices) (Zip Code)

(610) 651-4200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01              OTHER EVENTS

On June 1, 2007, PQ Corporation, a Pennsylvania corporation (the “Company”) issued a press release announcing its parent company Niagara Holdings, Inc (“Parent”) had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2007, by and among CPQ Holdings LLC, a Delaware limited liability company (“Buyer”), CPQ Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Buyer (“Merger Sub”), Parent and J.P. Morgan Partners (BHCA), L.P., solely in its capacity as seller representative.  Pursuant to the Merger Agreement, Merger Sub will merge with and into Niagara, the separate existence of Merger Sub will cease, and Parent will be the surviving corporation.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENT; ADDITIONAL INFORMATION AND WHERE TO FIND IT

This written communication contains forward-looking statements that involve risks and uncertainties concerning Buyer’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans.  Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties.  The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the reaction of customers of the Company to the transaction and general economic conditions.  In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K.  The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication.  Copies of these filings may also be obtained by accessing the Company’s website (www.pqcorp.com) or the SEC’s website (www.sec.gov).  The Company does not undertake any obligation to update any of the forward-looking statements after the date of this press release to conform to actual results.

The Company intends that all forward-looking statements made will be subject to safe harbor protection of the federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

The following is furnished as an Exhibit to this report:

99.1                                     Press Release of PQ Corporation, dated June 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PQ Corporation

Date: June 1, 2007	By:	/s/ James P. Cox
		Name:	James P. Cox
		Title:	Chief Financial Officer, Treasurer and Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of PQ Corporation, dated June 1, 2007.